                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 16, 2006

                               AmericasBank Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Maryland                       000-22925             52-2090433
         --------                       ---------             ----------
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


500 York Road, Towson, Maryland                               21204
-------------------------------                               -----
(Address of principal executive offices)                      (Zip Code)

                                 (410) 823-0500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS
                ------------

         On October 16, 2006, AmericasBank Corp. (the "Company") announced that AmericasBank, the Company's wholly owned subsidiary, took a provision for loan and lease losses of $470,000 in the quarter ended September 30, 2006. For more information, reference is made to the Company's press release dated October 16, 2006, which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Not applicable.


        (b)     Not applicable.


        (c)     Not applicable.


        (d)     The following exhibit is filed herewith:

                Exhibit 99.1              Press Release dated October 16, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 18, 2006                 AmericasBank Corp.
                                       ------------------
                                       (Registrant)




                                       By: /s/ Mark H. Anders
                                           -------------------------------------
                                           Mark H. Anders
                                           President and Chief Executive Officer